UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 15, 2005



                              EAGLE BROADBAND, INC.
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                 (State or other jurisdiction of incorporation)



         001-15649                              760494995
         ---------                              ---------
(Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events


         On September 15, 2005, Eagle Broadband, Inc. (the "Company") issued a press release announcing its plan to adjourn the Company's 2005 Annual Meeting of Shareholders for twenty-eight days to allow sufficient time for shareholders to receive the recently mailed proxy supplement and vote on an additional proposal described in the supplement, which was filed with the Securities and Exchange Commission on September 8, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.     Financial Statements and Exhibits

        (a) Financial Statements of Business Acquired.

                  Inapplicable.

(b) Pro Forma Financial Information.

        Inapplicable.

         (c)      Exhibits

Exhibit Number       Exhibit Description
--------------       -------------------
99.1                 Press  release  dated  September 15, 2005 stating that
                     the Company plans to adjourn its annual meeting until October 18, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EAGLE BROADBAND, INC.



                                         By:  /s/ DAVID MICEK
                                         -------------------------------------
                                         President and Chief Executive Officer






DATE: September 15, 2005

                                  EXHIBIT INDEX


Exhibit Number       Exhibit Description
--------------       -------------------
99.1                 Press  release  dated  September 15, 2005 stating that
                     the Company plans to adjourn its annual meeting until October 18, 2005.